Exhibit 10.35

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1, dated as of April 2, 2009 (this “Amendment No. 1”), to the Registration Rights Agreement, made as of November 19, 2008 (the “Registration Rights Agreement”), by and among Manhattan Pharmaceuticals, Inc., a Delaware corporation (the “Company”), each of the Investors (as defined therein) and National Securities Corporation, a Washington Corporation (the “Placement Agent”).  Capitalized terms not otherwise defined herein have the meaning set forth in the Registration Rights Agreement.

RECITALS

WHEREAS, the undersigned holders constitute the holders of a majority of the Registrable Securities issued and outstanding or issuable upon exercise of the Warrants; and

WHEREAS, pursuant to Section 15(a) of the Registration Rights Agreement, the undersigned parties desire to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.           Section 1 of the Registration Rights Agreement is hereby amended to replace the definition of “Registrable Securities” with the following definition:

““Registrable Securities” shall mean the Warrant Shares and the Placement Agent Warrant Shares.”

2.           Section 1 of the Registration Rights Agreement is hereby amended to add the following definition:

““Placement Agent Warrant Shares” shall mean the shares of Common Stock issued or issuable upon exercise of the Placement Agent Warrants.”

3.           The first sentence of Section 3(c) of the Registration Rights Agreement is hereby amended and restated to read as follows:

“Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities to be registered in the Initial Registration Statement (and the Company has made a commercially reasonable effort to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities to be registered on such Registration Statement will be allocated first, on a pro rata basis to the Investors based on the total number of unregistered Warrant Shares held by such Investors on a fully diluted basis, and second, on a pro rata basis to the holders of Placement Agent Warrant Shares based on the total number of unregistered Placement Agent Shares held by such holders on a fully diluted basis.”

4.           The second sentence of Section 4(a) of the Registration Rights Agreement is hereby amended and restated to read as follows:

“In the event that the underwriters determine that less than all of the Registrable Securities required to be registered can be included in such offering, then the Registrable Securities that are included shall be allocated, first, to the Investors on a pro rata basis based on the total number of unregistered Warrant Shares held by such Investors and requested to be included in the Registration Statement on a fully diluted basis, and second, to the holders of Placement Agent Warrant Shares on a pro rata basis based on the total number of unregistered Placement Agent Warrant Shares held by such holders and requested to be included in the Registration Statement on a fully diluted basis ..”

5.           Section 5(a) of the Registration Rights Agreement is hereby amended and restated to read as follows:

“(a)   If: (i) the Initial Registration Statement and any other Registration Statement other than a Nordic Registration Statement is not filed on or prior to the Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement or any other Registration Statement will not be “reviewed” or not be subject to further review and the Company has obtained any required clearance from the Financial Industry Regulatory Authority, Inc. (“FINRA”), or (iii) prior to the Effectiveness of the Initial Registration Statement or any other Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Initial Registration Statement or any other Registration Statement within twenty (20) Business Days after the receipt of comments by or notice for the SEC that such amendment is required in order for such Initial Registration Statement or any other Registration Statement to be declared effective; provided, however, that if the Company is required by the SEC or applicable law to include in such Initial Registration Statement or any other Registration Statement updated financial statements and/or financial information, such twenty (20) Business Day period shall be extended through the date that is five Business Days after the date the applicable Exchange Act report containing such updated financial statements and/or financial information is filed with the SEC, or (iv) subject to the tolling provisions contained herein, as to, in the aggregate among all Holders on a pro rata basis based on the amount of Registrable Securities held by each of them, respectively, the lesser of (A) all of the Registrable Securities and (B) the maximum number of Registrable Securities permitted by SEC Guidance (collectively, the “Initial Shares”), a Registration Statement registering for resale all of the Initial Shares is not declared effective by the SEC by the Effectiveness Date, or (v) after the Effectiveness Date of the Initial Registration Statement or any other Registration Statement, subject to the tolling provisions contained herein, such Initial Registration Statement or other Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Initial Registration Statement or other Registration Statement, as applicable, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive Business Days or more than an aggregate of twenty (20) Business Days during any twelve (12) month period (which need not be consecutive Business Days), provided, however, that no such payments shall be required in connection with a Suspension Period (as hereinafter defined) (any such failure or breach being referred to as an “Event,” and for purposes of clause (i), (iv) or (v) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Trading Day period is exceeded, or for purposes of clause (iii) the date which such ten (10) Business Day period is exceeded, or for purposes of clause (v) the date on which such ten (10) or twenty (20) Business Day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall, subject to Section 3(c), pay to each Investor on a monthly basis within three (3) Business Days of the end of the month an amount in cash, as partial liquidated damages and not as a penalty, equal to one and one-half (1.5%) percent of the aggregate purchase price paid by such Investor pursuant to the Securities Purchase Agreement for any Registrable Securities then held by such Investor (as applicable under clause (iv)) that are not then eligible for resale pursuant to the Initial Registration Statement or other Registration Statement. The parties agree that the maximum aggregate liquidated damages payable to an Investor under this Agreement shall be ten (10%) percent of the aggregate amount paid by such Investor for its respective Registrable Securities pursuant to the Securities Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section 5(a) in full within ten (10) calendar days after the date payable, the Company will be required to pay such liquidation damages in cash only and shall pay interest thereon at a rate of eighteen (18%) percent per annum (or such lesser maximum amount that is required to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full; provided, however, that if the tenth calendar day after the date payable is not a Business Day then the payment shall be due on the next Business Day. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.  For purposes of clarity, it is acknowledged and agreed that no payment of liquidated damages shall be made to a Holder of Placement Agent Warrants or Placement Agent Warrant Shares, as such.”

6.           The first sentence of Section 5(b) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“The Company shall notify each Holder and the Placement Agent by facsimile or e-mail as promptly as practicable, and in any event, within two (2) Trading Days, after a Registration Statement is declared effective and shall simultaneously provide the Holders with a copy of any related prospectus to be used in connection with the sale or other disposition of the Registrable Securities covered thereby.”

7.           Section 7 of the Registration Rights Agreement is herby amended to add the following Section 7(f):

“(f)           In order to obtain the benefits of this Agreement, each holder of Placement Agent Warrants or Placement Agent Warrant Shares shall execute a counterpart signature page to this Agreement, as amended from time to time, and agree to be bound by all of the terms and conditions set forth herein.”

8.           Section 15(d)(ii) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)           All correspondence to any Investor shall be sent to such Investor at the address set forth in the Investor Counterpart Signature Page to the Securities Purchase Agreement.  All correspondence to any holder of Placement Agent Warrants or Placement Agent Warrant Shares shall be sent to such holder at the address set forth in its Counterpart Signature Page to the Registration Rights Agreement.”

9.           The parties hereto acknowledge and agree that the failure to include the Placement Agent Warrant Shares in the initial filing of the Initial Registration Statement filed with SEC on February 23, 2009 (Registration No. 333-157470) shall not be deemed an Event or otherwise be deemed a violation or breach of the Registration Rights Agreement.

10.           Except as amended by this Amendment No. 1, the Registration Rights Agreement shall remain in full force and effect without amendment or modification.

11.           This Amendment No. 1 shall be governed by and construed and enforced solely and exclusively in accordance with the internal laws of the State of New York and without regard to any conflicts of laws principles thereof, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, permitted transferees, successors or assigns.

12.           This Amendment No. 1 may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.  This Amendment No. 1 may also be executed and delivered by facsimile or PDF signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment No. 1 will be effective and binding on all parties to the Registration Rights Agreement upon the execution by the holders of a majority of the Registrable Securities issued and outstanding or issuable upon exercise of the Warrants.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above.

MANHATTAN PHARMACEUTICALS, INC. By: /s/ Michael McGuinness Name: Michael McGuinness Title: Chief Operating and Financial Officer

COUNTERPART SIGNATURE PAGE TO
AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
OF MANHATTAN PHARMACEUTICALS, INC.

HOLDER:

(For a Holder that is a corporation, partnership, trust or other entity)

______________________________
(Print name of Holder)

By: ___________________________
Name:
Title:

(For a Holder that is a natural person)

_______________________________
Print name: